UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 28, 2018 (November 28, 2018)
Date of Report (Date of earliest event reported)

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)
300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)
(405) 225-5000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed and reported in the Current Reports on Form 8-K filed by Sonic Corp., a Delaware corporation (“Sonic”), on September 25, 2018 and September 27, 2018 with the Securities and Exchange Commission (the “SEC”), on September 24, 2018, Sonic, Inspire Brands, Inc., a Delaware corporation (“Inspire”), and SSK Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Inspire (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Sonic (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Sonic continuing as the surviving corporation and as a wholly owned subsidiary of Inspire.  On October 22, 2018, Sonic filed with the SEC its Preliminary Proxy Statement (the “Preliminary Proxy Statement”).  On November 5, 2018, Sonic filed with the SEC its Definitive Proxy Statement (the “Definitive Proxy Statement”), which was mailed to Sonic stockholders.

On October 29, 2018, a purported class action complaint relating to the Merger was filed in the United States District Court for the Western District of Oklahoma on behalf of a putative class of Sonic stockholders, captioned Patrick v. Sonic Corp. et. al., Case No. CIV-18-1063-G (the “Patrick Complaint”). On November 1, 2018, a purported class action complaint relating to the Merger was filed in the United States District Court for the District of Delaware on behalf of a putative class of Sonic stockholders, captioned Franchi v. Sonic Corp. et al., Case No. 1:18-cv-01724-UNA (the “Franchi Complaint”).  On November 2, 2018, a purported class action complaint relating to the Merger was filed in the United States District Court for the District of Delaware on behalf of a putative class of Sonic stockholders, captioned Federman v. Sonic Corp. et. al., Case No. 1:99-mc-09999 (the “Federman Complaint”).  On November 9, 2018, a purported class action complaint relating to the Merger was filed in the District Court of Oklahoma County, State of Oklahoma on behalf of a putative class of Sonic stockholders, captioned Crawford v. Sonic Corp. et. al., Case No. CJ-2018-6207 (the “Crawford Complaint” and together with the Patrick Complaint, the Franchi Complaint and the Federman Complaint, the “Complaints”).  Each of the Patrick Complaint, the Franchi Complaint and the Federman Complaint alleges that the Preliminary Proxy Statement is false and/or misleading and asserts claims for violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and SEC Rule 14a-9 against Sonic and its directors.  In addition, the Patrick Complaint asserts claims for violations of Regulation G promulgated under the Exchange Act against Sonic and its directors.  The Crawford Complaint alleges material omissions in the Definitive Proxy Statement and asserts a claim for breaches of fiduciary duties against Sonic’s directors and a claim for aiding and abetting against Sonic and its directors.  Each complaint seeks, among other things, injunctive relief preventing the Merger, damages and an award of plaintiffs’ costs and disbursements, including reasonable attorneys’ and expert fees and expenses.  In connection with the Crawford Complaint, on November 9, 2018, the plaintiff filed an ex parte motion to expedite discovery, which was yet to be decided by the court.  On November 19, 2018, Rigrodsky & Long, P.A., counsel for plaintiffs in the Franchi Complaint, sent to representatives of Shearman & Sterling LLP (“Shearman & Sterling”), counsel to Sonic, a letter referencing disclosure allegations in the Complaints and demanding that certain supplemental disclosures be made to the Definitive Proxy Statement.

Sonic believes that the claims asserted in the Complaints are without merit and no supplemental disclosure is required under applicable law.  However, in order to avoid the risk of adverse effect or delay in connection with the Transactions and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Sonic has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K to address claims asserted in the Complaints, and the plaintiffs in the Complaints have indicated that they agree to voluntarily dismiss the Complaints in light of, among other things, the supplemental disclosure.

Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.  To the contrary, Sonic specifically denies all allegations in the Complaints that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety.  To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Definitive Proxy Statement.  Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The disclosure under the heading “Summary – Litigation Relating to the Merger” is hereby supplemented by adding the following sentences to the end of such section on p. 11:

On November 9, 2018, a purported class action complaint was filed in the District Court of Oklahoma County, State of Oklahoma on behalf of a putative class of Sonic stockholders, captioned Crawford v. Sonic Corp. et. al., Case No. CJ-2018-6207 (which we refer to as the “Crawford complaint”).  The Crawford complaint alleges material omissions in the definitive proxy statement filed by Sonic with the SEC on November 5, 2018 and asserts a claim for breaches of fiduciary duties against Sonic’s directors and a claim for aiding and abetting against Sonic and its directors.  The Crawford complaint seeks, among other things, injunctive relief preventing the merger, damages and an award of plaintiffs’ costs and disbursements, including reasonable attorneys’ and expert fees and expenses.  Sonic believes that the Crawford complaint is without merit.  In connection with the Crawford complaint, on November 9, 2018, the plaintiff filed an ex parte motion to expedite discovery, which was yet to be decided by the court.  On November 19, 2018, Rigrodsky & Long, P.A., counsel for plaintiffs in the Franchi complaint, sent to representatives of Shearman & Sterling a letter referencing disclosure allegations in the four complaints and demanding certain supplemental disclosures be made to the definitive proxy statement filed by Sonic on November 5, 2018.

The disclosure under the heading “The Merger (Proposal 1) – Background of the Merger” is hereby supplemented by adding the following sentence to the end of the first paragraph on p. 36:

These confidentiality agreements contained standstill provisions that did not automatically terminate following the execution of the merger agreement and several restricted the counterparty from requesting Sonic to amend or waive the agreed-upon standstill during the applicable standstill periods.

The disclosure under the heading “The Merger (Proposal 1) – Background of the Merger” is hereby supplemented by adding the following sentence to the end of the fourth full paragraph on p. 37:

Roark’s non-binding indication of interest did not mention management retention in the combined company or the purchase of participation in the equity of the surviving corporation.

The disclosure under the heading “The Merger (Proposal 1) – Background of the Merger” is hereby supplemented by adding the following sentences to the end of the fourth full paragraph on p. 38:

As part of this discussion, representatives of Shearman & Sterling discussed considerations with respect to whether and when it is appropriate for management to discuss or negotiate treatment of management equity, roll-over of equity or compensation post-closing with a potential acquirer and noted that deferral of such discussion until price and other material terms are agreed may be appropriate.  The Sonic board of directors agreed that such an approach was appropriate and instructed management not to discuss management equity, roll-over of equity or compensation post-closing until price and other material terms in any potential transaction were agreed or as otherwise instructed by the Sonic board of directors.

The disclosure under the heading “The Merger (Proposal 1) – Background of the Merger” is hereby supplemented by adding the following sentence to the end of the eighth full paragraph on p. 40:

Inspire’s bid did not mention management retention in the combined company or the purchase of participation in the equity of the surviving corporation.

The disclosure under the heading “The Merger (Proposal 1) – Background of the Merger” is hereby supplemented by adding the following sentence to the end of the second full paragraph on p. 42:

Inspire’s bid did not mention management retention in the combined company or the purchase of participation in the equity of the surviving corporation.

The disclosure under the heading “Change-of-Control Financial Analyses” is hereby supplemented by adding the following sentence to the second bullet in the third paragraph (in the subsection entitled “Discounted Cash Flow Analysis”) on p. 52:

Guggenheim Securities estimated weighted average cost of capital based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience in valuing companies similar to Sonic and (ii) application of the capital asset pricing model with the following specific inputs: (a) Guggenheim Securities’ then-current estimate of the prospective US equity risk premium range (i.e., 5.25% – 6.25%), (b) Guggenheim Securities’ review of Sonic’s Bloomberg one-year, two-year and five-year adjusted equity betas and Sonic’s Barra predicted equity betas (in each case, both then-current and over time and with a bias toward more recent equity beta data to more appropriately reflect Sonic’s business mix and attendant risk profile going forward) as well as similar equity beta information for Sonic’s selected peer group companies (which resulted in a prospective unlevered equity beta reference range for Sonic of 0.65 – 0.80), (c) the then-prevailing yield on the 20-year US Treasury bond (i.e., 3.14%) as a proxy for the risk-free rate, (d) Sonic’s assumed forward-looking capital structure and (e) Guggenheim Securities’ estimate of the appropriate size/liquidity premium for Sonic on a stand-alone basis (i.e., 1.89%).

The disclosure under the heading “Change-of-Control Financial Analyses” is hereby supplemented by adding the following sentence after the first sentence in the third bullet in the third paragraph (in the subsection entitled “Discounted Cash Flow Analysis”) on p. 52:

Guggenheim Securities selected such terminal/continuing value-related perpetuity growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of Sonic’s businesses, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which Sonic operates, (ii) Sonic’s financial projections and (iii) then-prevailing market expectations regarding US long-term economic growth and US long-term inflation.

The disclosure under the heading “Projected Financial Information” is hereby supplemented by adding the following sentences after the fourth sentence of the sixth paragraph on p. 58:

EBITDA, Adjusted EBITDA, adjusted net income, and free cash flow are not measures of financial performance under GAAP and, accordingly, should not be considered substitutes for or superior to net income, net income per diluted share and net cash provided by operating activities as indicators of operating performance.

The disclosure under the heading “Projected Financial Information” is hereby supplemented by adding the following footnotes with respect to the term “Company Operated 4-Wall EBITDA” in each table on p. 59:

(1) Company Operated 4-Wall EBITDA is defined as Company Drive-in Sales less the total cost of Company Drive-in Sales.  Non-GAAP reconciliations for the figures displayed above are as follows:

Preliminary Projections
	Projected Fiscal Year Ending August 31,
($ in millions)	2018 ($)	2019 ($)	2020 ($)	2021 ($)	2022 ($)	2023($)
Company Drive-In Sales	241	219	229	241	249	256
Food and packaging	67	61	63	67	69	71
Payroll and other employee benefits	88	79	82	84	87	89
Other operating expenses, exclusive of depreciation and amortization	49	43	44	45	47	48
Total cost of Company Drive-In Sales	204	183	189	196	203	208

Company Operated 4-Wall EBITDA	37	36	40	45	46	48

Updated Projections
($ in millions)	2019 ($)	2020 ($)	2021 ($)	2022 ($)	2023($)
Company Drive-In Sales	221	231	242	249	256
Food and packaging	62	65	68	70	72
Payroll and other employee benefits	79	82	84	86	88
Other operating expenses, exclusive of depreciation and amortization	44	44	45	47	48
Total cost of Company Drive-In Sales	185	191	197	203	208

Company Operated 4-Wall EBITDA	36	40	45	46	48

The disclosure under the heading “Projected Financial Information” is hereby supplemented by replacing, in its entirety, the footnote with respect to the term “Adjusted EBITDA” in each table on p. 59:

(2) EBITDA means the relevant company’s operating earnings (after deduction of stock-based compensation) before interest, taxes, depreciation and amortization. When used in reference to Sonic, EBITDA has been adjusted to add back certain non-cash items and one time charges.  Adjusted EBITDA means EBITDA adjusted to include add back of certain non-cash and one time charges.  Adjusted Diluted EPS reflects net income per share on a diluted basis, before non-recurring items.  Adjusted EBITDA is calculated as Net Income plus the following: net interest expense, provision for income taxes, depreciation and amortization, the provision for impairment of long-lived assets and stock-based compensation expense as follows:

Preliminary Projections
	Projected Fiscal Year Ending August 31,
($ in millions)	2018 ($)	2019 ($)	2020 ($)	2021 ($)	2022 ($)	2023($)
Net Income	69	61	69	79	89	99

Net interest expense	33	33	34	35	36	37
Provision for income taxes	3	19	22	25	28	31
Depreciation and amortization	39	39	38	40	38	37
Provision for impairment of long-lived assets	1	1	1	1	1	1
Stock Compensation Expense	5	5	5	5	5	5
Adjusted EBITDA	150	158	169	185	197	210

Updated Projections
($ in millions)	2019 ($)	2020 ($)	2021 ($)	2022 ($)	2023($)
Net Income	58	66	75	86	96

Net interest expense	33	34	35	36	37
Provision for income taxes	18	21	24	27	30
Depreciation and amortization	40	39	41	38	37
Provision for impairment of long-lived assets	1	1	1	1	1
Stock Compensation Expense	5	5	5	5	5
Adjusted EBITDA	155	166	181	193	206

The disclosure under the heading “Projected Financial Information” is hereby supplemented by adding the following as a new section following the “Updated Projections” Table (as supplemented by this Form 8-K) on p. 59:

For purposes of Guggenheim Securities’ analyses, unlevered free cash flow was defined as the relevant company’s after-tax unlevered operating cash flow less capital expenditures.

	Projected Fiscal Year Ending August 31,
($ in millions)	2018 ($)	2019 ($)	2020 ($)	2021 ($)	2022 ($)	2023($)
Revenue	424	417	439	464	486	509
Adjusted EBITDA	148	155	166	181	193	206
Depreciation and amortization	38	40	40	42	39	37
Adjusted EBIT	106	110	121	134	149	163
Taxes	(3)	(26)	(29)	(32)	(36)	(39)
Unlevered Net Income	103	84	92	102	113	124
Unlevered Free Cash Flow	104	88	95	106	123	132

The disclosure under the heading “The Merger (Proposal 1) – Litigation Relating to the Merger” is hereby supplemented by adding the following sentences to the end of such section on p. 72:

On November 9, 2018, the Crawford complaint was filed in the District Court of Oklahoma County, State of Oklahoma on behalf of a putative class of Sonic stockholders.

The Crawford complaint alleges material omissions in the definitive proxy statement filed by Sonic with the SEC on November 5, 2018 and asserts a claim for breaches of fiduciary duties against Sonic’s directors and a claim for aiding and abetting against Sonic and its directors.  The Crawford complaint seeks, among other things, injunctive relief preventing the merger, damages and an award of plaintiffs’ costs and disbursements, including reasonable attorneys’ and expert fees and expenses.  Sonic believes that the Crawford complaint is without merit.  In connection with the Crawford complaint, on November 9, 2018, the plaintiff filed an ex parte motion to expedite discovery, which was yet to be decided by the court.  On November 19, 2018, Rigrodsky & Long, P.A., counsel for plaintiffs in the Franchi complaint, sent to representatives of Shearman & Sterling a letter referencing disclosure allegations in the four complaints and demanding certain supplemental disclosures be made to the definitive proxy statement filed by Sonic on November 5, 2018.
*****

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement, (c) other conditions to the consummation of the merger under the merger agreement may not be satisfied, and (d) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent Sonic Corp. from specifically enforcing Inspire Brands, Inc.’s obligations under the merger agreement or recovering damages for any breach by Inspire Brands, Inc.; (2) the effects that any termination of the merger agreement may have on Sonic Corp. or its business, including the risks that (a) Sonic Corp.’s stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring Sonic Corp. to pay Inspire Brands, Inc. a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on Sonic Corp. and its business, including the risks that as a result (a) Sonic Corp.’s business, operating results or stock price may suffer, (b) Sonic Corp.’s current plans and operations may be disrupted, (c) Sonic Corp’s ability to retain or recruit key employees may be adversely affected, (d) Sonic Corp.’s business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) Sonic Corp’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Sonic Corp’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Sonic Corp. and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Sonic Corp.’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, as updated or supplemented by subsequent reports that Sonic Corp. has filed or files with the SEC.

Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  Neither Inspire Brands, Inc. nor Sonic Corp. assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger between Inspire Brands, Inc. and Sonic Corp.  In connection with the proposed transaction, on November 5, 2018, Sonic Corp. filed with the Securities and Exchange Commission (“SEC”) and mailed to shareholders a definitive proxy statement.  SHAREHOLDERS OF SONIC CORP. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SONIC CORP. WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Shareholders and investors may obtain free copies of the definitive proxy statement and other documents filed by Sonic Corp. at the SEC’s web site at www.sec.gov.  Copies of the definitive proxy statement and the filings that are or will be incorporated by reference therein may also be obtained, without charge, at https://ir.sonicdrivein.com/ or by contacting Sonic Corp.’s Investor Relations at (405) 225-5000.

Before making any voting or investment decisions with respect to the proposed transaction or any of the other matters with respect to which shareholders of Sonic Corp. will be asked to vote pursuant to the proxy statement, shareholders are urged to read the definitive proxy statement (including any amendments or supplements thereto and any documents incorporated by reference therein) and other documents filed with the SEC by Sonic Corp. when they become available.

PARTICIPANTS IN SOLICITATION

Sonic Corp. and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding Sonic Corp.’s directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, filed with the SEC on December 18, 2017 and its annual report for the fiscal year ended August 31, 2018, filed with the SEC on Form 10-K on October 23, 2018.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date: November 28, 2018	By:	/s/ Corey R. Horsch
Corey R. Horsch
Vice President, Chief Financial Officer and Treasurer